Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

Woodward Capital Management LLC	1 December 2021
WCM1 LLC
1090 Woodward Ave., Suite 200
Detroit, Michigan 48226

Re:	RCKT Mortgage Trust 2021-6 (the “Issuing Entity”)
Mortgage Pass-Through Certificates, Series 2021-6 (the “Certificates”)
Sample Mortgage Loan Agreed‑Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Woodward Capital Management LLC (the “Sponsor”), WCM1 LLC (the “Depositor”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Citgroup Global Markets Inc. (“Citigroup”) and StoneX Financial Inc. (“StoneX,” together with the Sponsor, Depositor, Morgan Stanley and Citigroup, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:
a.
An electronic data file labeled “V2 ASF 12-1 Balances.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 1 December 2021 (the “Cut‑off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans,

b.	Imaged copies of the:
i.	Promissory note (the “Note”),
ii.	Loan application (the “Application”),
iii.	Underwriting summary (the “Underwriting Summary”),
iv.	Appraisal report (the “Appraisal”),
v.	Credit report (the “Credit Report”) and
vi.
Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement,” together with the Note, Application, Underwriting Summary, Appraisal and Credit Report, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Subject Matter, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 December 2021

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 50 Preliminary Mortgage Loans from the Preliminary Data File (the “Sample Mortgage Loans”).  For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Mortgage Loans or the methodology they instructed us to use to select the Sample Mortgage Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 50 Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 50.

2.
For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan number	Loan Number	Note	i.

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Property state	Property State	Note

Property zip code	Property Zip Code	Note

Original term	Original Term to Maturity	(a) Note or (b) Note and recalculation	ii.

Original interest only term	Original Interest Only Term	Note

Prepayment charge term	Prepayment Penalty Total Term	Note

Occupancy status	Occupancy	Application

Appraisal value	Original Appraised Property Value	Appraisal	iii.

Property type	Property Type	(a) Underwriting Summary or (b) Underwriting Summary and Appraisal	iii., iv.

Sale price (if applicable)	Sales Price	Settlement Statement

Loan purpose	Loan Purpose	(a) Application and Settlement Statement or (b) Note, Settlement Statement, Credit Report and recalculation	v.

Junior lien balance	Junior Mortgage Balance	Underwriting Summary

Original loan-to-value ratio	Original LTV	Recalculation	vi.

Combined loan-to-value ratio	Original CLTV	Recalculation	vii.

Notes:

i.	For identification purposes only.

Exhibit 1 to Attachment A Page 2 of 4

ii.
For the purpose of comparing the original term Sample Characteristic for each Sample Mortgage Loan that does not have the original term specifically stated in the Note, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:

(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and
(b)	One.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, provided one or more Appraisals.

iii.
For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document.

iv.
For the purpose of comparing the property type Sample Characteristic for each Sample Mortgage Loan (except for the Sample Mortgage Loans described in the succeeding paragraph(s) of this note and in accordance with any other applicable note(s)), the Sponsor, on behalf of the Depositor, instructed us to use the Underwriting Summary as the Source Document.

For the purpose of comparing the property type Sample Characteristic for each Sample Mortgage Loan with a property type of “Single Family Attached” or “Single Family Detached (non-PUD),” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Underwriting Summary and Appraisal (and in accordance with any other applicable note(s)) as the Source Documents.

Exhibit 1 to Attachment A Page 3 of 4

Notes:  (continued)

v.
For the purpose of comparing the loan purpose Sample Characteristic for each Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other‑than‑first‑time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), the Sponsor, on behalf of the Depositor, instructed us to use the Application and Settlement Statement as the Source Documents.

For each remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Sponsor, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between:

(a)	The original principal balance, as shown in the Note, and
(b)	The sum of:
(1)	The unpaid principal balance of the previous first mortgage loan that is being refinanced, as shown in the Settlement Statement,
(2)
If any secondary financing relating to the purchase of the subject property is an installment loan, as shown in the Credit Report, the unpaid principal balance of the secondary financing relating to the subject property that is being repaid with the proceeds of the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement, and

(3)	The settlement charges relating to the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement.

For the purpose of comparing the loan purpose Sample Characteristic for each Refinanced Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:

(a)	“Cash-Out Refinance” if the Amount to Borrower is greater than the lesser of (i) $2,000 and (ii) 2% of the original principal balance, as shown in the Note, and
(b)	“Rate/Term Refinance” for each remaining Refinanced Sample Mortgage Loan.

vi.	For each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to determine the “Value for LTV” as:
(a)
In the case of a Purchase Sample Mortgage Loan, the lesser of (1) the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)), and (2) the sale price (if applicable), as shown in the Settlement Statement, or

(b)	In the case of a Refinanced Sample Mortgage Loan, the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A Page 4 of 4

Notes:  (continued)

vi.  (continued)

For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original loan‑to‑value ratio by:
(a)	Dividing the original principal balance, as shown in the Note, by the Value for LTV and
(b)	Either:
(1)
Rounding the value calculated in (a) to the fifth decimal place (XX.XXXXX) for each Sample Mortgage Loan with a QM type of “QualifiedMortgage - Safe Harbor,” as shown on the Preliminary Data File (each, a “Jumbo Sample Mortgage Loan”), or

(2)	Truncating the value calculated in (a) to the fourth decimal place (XX.XXXX) for each remaining Sample Mortgage Loan (each, a “Non‑Jumbo Sample Mortgage Loan”).

vii.
For the purpose of comparing the combined loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to recalculate the combined loan‑to‑value ratio by:

(a)	Adding the original principal balance, as shown in the Note, and junior lien balance, if applicable, as shown in the Underwriting Summary,
(b)	Dividing the value calculated in (a) by the Value for LTV and
(c)	Either:
(1)	Rounding the value calculated in (b) to the fifth decimal place (XX.XXXXX) for each Jumbo Sample Mortgage Loan or
(2)	Truncating the value calculated in (b) to the fourth decimal place (XX.XXXX) for each Non-Jumbo Sample Mortgage Loan.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.